                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                          EnCap Energy Capital Fund VIII Co-Investors, L.P.

Address:                       1100 LOUISIANA STREET, SUITE 4900
                               HOUSTON, TX 77002

Issuer & Ticket Symbol:        Eclipse Resources Corporation [ECR]

Date of Event Requiring
Statement:                     12/27/2014

Relationship of Reporting
Person to Issuer:              10% Owner

Signature:                     EnCap Energy Capital Fund VIII Co-Investors, L.P.

                               By: EnCap Equity Fund VIII GP, L.P.,
                                   its general partner

                               By: EnCap Investments L.P.,
                                   its general partner

                               By: EnCap Investments GP, L.L.C,
                                   its general partner

                               By: /s/ D. Martin Phillips, Sr. Managing Director
                                   ---------------------------------------------

Date:                              12/30/2014

Name:                          EnCap Energy Capital Fund IX, L.P.

Address:                       1100 LOUISIANA STREET, SUITE 4900
                               HOUSTON, TX 77002

Issuer & Ticket Symbol:        Eclipse Resources Corporation [ECR]

Date of Event Requiring        12/27/2014
Statement:

Relationship of Reporting
Person to Issuer:              10% Owner

Signature:                     EnCap Energy Capital Fund IX, L.P.

                               By: EnCap Equity Fund IX GP, L.P.,
                                   its general partner

                               By: EnCap Investments L.P.,
                                   its general partner

                               By: EnCap Investments GP, L.L.C,
                                   its general partner

                               By: /s/ D. Martin Phillips, Sr. Managing Director
                                   ---------------------------------------------

Date:                          12/30/2014

Name:                          EnCap Investments GP, L.L.C.

Address:                       1100 LOUISIANA STREET, SUITE 4900
                               HOUSTON, TX 77002

Issuer & Ticket Symbol:        Eclipse Resources Corporation [ECR]

Date of Event Requiring
Statement:                     12/27/2014

Relationship of Reporting
Person to Issuer:              10% Owner

Signature:                     EnCap Investments GP, L.L.C.

                               By: /s/ D. Martin Phillips, Sr. Managing Director
                                   ---------------------------------------------

Date:                          12/30/2014

Name:                          RNBD GP LLC

Address:                       1100 LOUISIANA STREET, SUITE 4900
                               HOUSTON, TX 77002

Issuer & Ticket Symbol:             Eclipse Resources Corporation [ECR]

Date of Event Requiring
Statement:                     12/27/2014

Relationship of Reporting
Person to Issuer:              10% Owner

Signature:                     RNBD GP LLC

                               By: /s/ D. Martin Phillips, Member
                                   ---------------------------------------------

Date:                          12/30/2014

Name:                          Gary R. Petersen

Address:                       1100 LOUISIANA STREET, SUITE 4900
                               HOUSTON, TX 77002

Issuer & Ticket Symbol:        Eclipse Resources Corporation [ECR]

Date of Event Requiring
Statement:                     12/27/2014

Relationship of Reporting
Person to Issuer:              10% Owner

Signature:
                               /s/ Gary R. Petersen
                               ------------------------------------------------

Date:                          12/30/2014

Name:                          David B. Miller

Address:                       1100 LOUISIANA STREET, SUITE 4900
                               HOUSTON, TX 77002

Issuer & Ticket Symbol:        Eclipse Resources Corporation [ECR]

Date of Event Requiring
Statement:                     12/27/2014

Relationship of Reporting
Person to Issuer:              10% Owner

Signature:
                               /s/ David B. Miller
                               -------------------------------------------------

Date:                          12/30/2014

Name:                          Robert L. Zorich

Address:                       1100 LOUISIANA STREET, SUITE 4900
                               HOUSTON, TX 77002

Issuer & Ticket Symbol:        Eclipse Resources Corporation [ECR]

Date of Event Requiring
Statement:                     12/27/2014

Relationship of Reporting
Person to Issuer:              10% Owner and Director

Signature:
                               /s/ Robert L. Zorich
                               ------------------------------------------------

Date:                          12/30/2014

Name:                          D. Martin Phillips

Address:                       1100 LOUISIANA STREET, SUITE 4900
                               HOUSTON, TX 77002

Issuer & Ticket Symbol:        Eclipse Resources Corporation [ECR]

Date of Event Requiring
Statement:                     12/27/2014

Relationship of Reporting
Person to Issuer:              10% Owner and Director

Signature:                     /s/ D. Martin Phillips
                               ------------------------------------------------

Date:                          12/30/2014